UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  July 26, 2007
                                                       -------------------------

                         PREMIERE GLOBAL SERVICES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

            000-27778                                   59-3074176
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    (Commission File Number)                 (IRS Employer Identification No.)

           3399 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326
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     (Address of Principal Executive Offices)                   (Zip Code)

                                  404-262-8400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.
---------   ----------------------------------------------

     On July 26, 2007, Premiere Global Services, Inc. issued a press release reporting on its financial results for the quarter ended June 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01.  Financial Statements and Exhibits
----------  ---------------------------------

       (d)  Exhibits

Exhibit No.                          Description
-----------  -------------------------------------------------------------------
99.1 Press Release, dated July 26, 2007, with respect to the Registrant's financial results for the quarter ended June 30, 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PREMIERE GLOBAL SERVICES, INC.



Date:  July 26, 2007               /s/ Michael E. Havener
                                   --------------------------------------------
                                   Michael E. Havener
                                   Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.                            Description
-----------  -------------------------------------------------------------------
99.1 Press Release, dated July 26, 2007, with respect to the Registrant's financial results for the quarter ended June 30, 2007.